UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2017

CARBON SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54817	20-5451302
(Commission File Number)	(I.R.S. Employer Identification No.)

5511C Ekwill Street, Santa Barbara, California	93111
(Address of principal executive offices)	(Zip Code)

(805) 456-7000
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2017, Mr. Christopher Kelly resigned as the chief executive officer and a director of Carbon Sciences, Inc., a Nevada corporation (the “Company”), and the Company accepted Mr. Kelly’s resignations, effective April 30, 2017.  Mr. Kelly resigned voluntarily for personal reasons.  The Company’s Board of Directors appointed Mr. William Beifuss, Jr. to serve as the Company’s interim chief executive officer, effective May 1, 2017

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Resignation Notice from Christopher Kelly, dated April 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARBON SCIENCES, INC.

(Registrant)

Date: April 30, 2017

/s/ William E. Beifuss, Jr
William E. Beifuss, Jr., President